NORTHSTAR VARIABLE TRUST
                      Prospectus Supplement dated
                 November 12, 1997 to Prospectus dated
                             August 8, 1997

Effective November 12, 1997, the Northstar Growth Fund has been renamed the Northstar Variable Trust Growth Portfolio, the Northstar International Value Fund has been renamed the Northstar Variable Trust International Value Portfolio, the Northstar Income and Growth Fund has been renamed the Northstar Variable Trust Income and Growth Portfolio, the Northstar High Yield Bond Fund has been renamed the Northstar Variable Trust High Yield Bond Portfolio, and the Northstar Multi-Sector Bond Fund has been renamed the Northstar Variable Trust Multi-Sector Bond Portfolio.

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The following information supplements or replaces the information contained in the section of the Trust's prospectus entitled "MANAGEMENT OF THE FUNDS:
PORTFOLIO MANAGERS":

Effective November 12, 1997, the language on page 13 of the Prospectus has been changed to read as follows:

Thomas Ole Dial has served as manager of the Northstar Variable Trust High Yield Bond Portfolio since its inception in May 1994. Mr. Dial has also served as portfolio manager of the Norhtstar High Total Return Fund since its inception in November 1993, as portfolio manager of the Northstar Balance Sheet Opportunities Fund since May 1997, and as portfolio manager of the Northstar High Total Return Fund II since its inception, separate investment companies managed by the Adviser. Prior to employment by the Adviser in October 1993, Mr. Dial served as Executive Vice President and Chief Investment Officer - Fixed Income of National Securities & Research Corporation, and as portfolio manager for the National Bond Fund, National Asset Reserve and National Multi-Sector Fixed Income Fund.

Ryan Johanson serves as the portfolio manager for the Northstar Variable Trust Multi-Sector Bond Portfolio. Mr. Johanson has also served as portfolio manager of the Northstar Strategic Income Fund and the Northstar Government Securities Fund since March 1997, separate investment companies managed by the Adviser. Prior to employment by the Adviser in March 1997, Mr. Johanson served as Director of Global Market Risk Management - Asia for Barclays Bank, Senior Manager of Banque Indosuez, and Chief Investment Officer at Fidelity Federal Bank.

Geoffrey Wadsworth serves as co-manager for the Northstar Variable Trust Income and Growth Portfolio. Mr. Wadsworth has also served as portfolio manager for the Northstar Growth Fund since February 1996 and as co-manager of the Northstar Income and Growth Fund since December 1996, separate investment companies managed by the Adviser. Prior to employment by the Adviser in October 1993, Mr. Wadsworth served as Vice President of National Securities & Research Corporation, as portfolio manager of the National Stock Fund, and as assistant manager of the National Income and Growth Fund, National Worldwide Opportunities Fund and National Total Return Fund.

Jack Fisher serves as co-manager of the Northstar Variable Trust Income and Growth Portfolio. Mr. Fisher, who has more than 20 years of investment experience, is president of Wilson/Bennett Capital Management, Inc.

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             THIS SUPPLEMENT SUPERSEDES ALL PRECEDING SUPPLEMENTS.